UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2019

BANC OF CALIFORNIA, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35522 (Commission File No.)	04-3639825 (IRS Employer Identification Number)

3 MacArthur Place, Santa Ana, California (Address of principal executive offices)	92707 (Zip Code)

Registrant’s telephone number, including area code: (855) 361-2262
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BANC	New York Stock Exchange
Depositary Shares each representing a 1/40th interest in a share of 7.375% Non-Cumulative Perpetual Preferred Stock, Series D	BANC PRD	New York Stock Exchange
Depositary Shares each representing a 1/40th interest in a share of 7.00% Non-Cumulative Perpetual Preferred Stock, Series E	BANC PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 13, 2019, Banc of California, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). As of April 15, 2019, the record date for the 2019 Annual Meeting, there were 50,365,106 shares of the Company’s voting common stock outstanding. The results of the items voted on at the 2019 Annual Meeting are as follows:
Proposal I Election of the six Class I director nominees, each for a term of one year:

Nominee	Vote Type	Votes	Vote Result
Mary A. Curran	Vote For	42,156,899	Nominee Elected. In an uncontested election, which this election was, the Company’s directors are elected by a majority of the votes cast. Accordingly, Ms. Curran was elected.
	Vote Against	296,809
	Abstention	8,439
	Broker Non-Vote	5,069,526
B.A. Fallon-Walsh	Vote For	42,047,507	Nominee Elected. In an uncontested election, which this election was, the Company’s directors are elected by a majority of the votes cast. Accordingly, Ms. B.A. Fallon-Walsh was elected.
	Vote Against	390,724
	Abstention	23,916
	Broker Non-Vote	5,069,526
Bonnie G. Hill	Vote For	41,901,347	Nominee Elected. In an uncontested election, which this election was, the Company’s directors are elected by a majority of the votes cast. Accordingly, Dr. Hill was elected.
	Vote Against	553,342
	Abstention	7,458
	Broker Non-Vote	5,069,526
Richard J. Lashley	Vote For	42,151,785	Nominee Elected. In an uncontested election, which this election was, the Company’s directors are elected by a majority of the votes cast. Accordingly, Mr. Lashley was elected.
	Vote Against	286,438
	Abstention	23,924
	Broker Non-Vote	5,069,526
Jonah F. Schnel	Vote For	42,135,177	Nominee Elected. In an uncontested election, which this election was, the Company’s directors are elected by a majority of the votes cast. Accordingly, Mr. Schnel was elected.
	Vote Against	303,346
	Abstention	23,624
	Broker Non-Vote	5,069,526
W. Kirk Wycoff	Vote For	41,854,223	Nominee Elected. In an uncontested election, which this election was, the Company’s directors are elected by a majority of the votes cast. Accordingly, Mr. Wycoff was elected.
	Vote Against	583,903
	Abstention	24,021
	Broker Non-Vote	5,069,526

Proposal II Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

Vote Type	Votes	Vote Result
Vote For	47,108,038	Proposal II Approved. The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.
Vote Against	407,325
Abstention	16,310
Broker Non-Vote	0

Proposal III An advisory (non-binding) vote to approve the compensation paid to our named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting:

Vote Type	Votes	Vote Results
Vote For	38,645,592	Proposal III Approved. The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.
Vote Against	3,734,789
Abstention	81,766
Broker Non-Vote	5,069,526

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Proposal IV An advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation paid to our named executive officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
39,054,449	16,217	3,231,744	159,737	5,069,526
The Company’s Board of Directors has determined, in light of the results of the vote on this item, that the Company will hold an advisory vote on executive compensation every year until the next required vote on the frequency of advisory votes on executive compensation.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANC OF CALIFORNIA, INC.
June 17, 2019

/s/ Ido Dotan
Ido Dotan
Executive Vice President, General Counsel and Corporate Secretary